SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------


                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 20, 2000



                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



               Delaware                  1-9494            13-3228013
    (State or other jurisdiction      (Commission        (I.R.S. Employer
           of incorporation)           File Number)       Identification
                                                             Number)

727 Fifth Avenue, New York, New York                          10022
(Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (212) 755-8000

Item 5:  Other Events.

                  On November 20, 2000, the Company announced that it would extend the hours of its flagship New York store to include Sunday afternoons beginning in January 2001. On further consideration, management has decided to temporarily postpone the planned Sunday openings until further notice. Management did not expect that the extended hours would provide any material increment to earnings

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TIFFANY & CO.


                                        BY: /s/ Patrick B. Dorsey
                                            ________________________________
                                            Patrick B. Dorsey
                                            Senior Vice President,
                                            General Counsel and Secretary

Date: December 20, 2000